Exhibit 23.1





                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference of our report dated December 4, 2003, which is included in this Form SB-2 Registration statement.



/s/ Michael Hurley

Hurley & Company
Granada Hills, California
June 23, 2004